SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

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                                 FROM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): May 26, 1998

              TRUST CREATED BY BLOCK MORTGAGE FINANCE, INC.
  (under a Pooling and Servicing Agreement dated as of January 1, 1998, which Trust is the Issuer of Block Mortgage Finance
                Asset Backed Certificates, Series 1998-1)
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          (Exact name of registrant as specified in its charter)

                                 New York
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              (State or other jurisdiction of incorporation)

333-14041                                 Applied For
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(Commission File Number)             (IRS Employer Identification No.)

      3 Park Plaza, 16th Floor
      Irvine, California
      Attention: Block Mortgage Finance
      Asset Backed Certificates, Series 1998-1            92614
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       (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code: 714-253-7575

                              Not applicable
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      (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS
          Attached hereto is a copy of the Statement to Certificateholders with respect to the May, 1998, distribution to Certificateholders, as provided to the Certificateholders by the Trustee.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1
               Statement to Certificateholders Relating to May, 1998, Distributions to Holders of Block Mortgage Finance Asset Backed Certificates, Series 1998-1.

         [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]







































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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLOCK MORTGAGE FINANCE, INC., as
                                    Registrant


Date: June 5, 1998               By:   /s/ Bret G. Wilson
                                          ------------------
                                    Bret G. Wilson, President























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                              EXHIBIT INDEX

Exhibit No.                         Description

      99.1                     Statement to Certificateholders
                               Relating to May, 1998, Distributions
                               to Holders of Block Mortgage
                               Finance Asset Backed Certificates,
                               Series 1998-1

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLOCK MORTGAGE FINANCE, INC., as
                                    Registrant

Date: June 5, 1998              By:   ____________________________________
                                          Bret G. Wilson, President